INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of income tax expense are as follows:

(in thousands of $)	2020	2019	2018
Current tax expense	14,653	14,342	15,737
Deferred tax expense	2,114	3,620	1,728
Total income tax expense	16,767	17,962	17,465

The income taxes for the years ended December 31, 2020, 2019 and 2018 differed from the amounts computed by applying the Marshall Islands statutory income tax rate of 0% for all years as follows:

(In thousands of $)	2020	2019	2018
Effect of taxable income in various countries	15,590	18,023	16,342
Effect of change on uncertain tax positions	1,177	(61)	1,329
Effect of recognition of deferred tax asset	—	—	(206)
Total tax expense	16,767	17,962	17,465

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of vessels is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must either satisfy certain public trading requirements or be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. We believe that we satisfied these requirements and therefore by virtue of the above provisions, we were not subject to tax on our U.S. source income.

Jurisdictions open to examination

The earliest tax years that remain subject to examination by the major taxable jurisdictions in which we operate are UK (2019), Brazil (2015), Indonesia (2017), Kuwait (2020), Jordan (2015) and Barbados (2017). Interest and penalties charged to “Income taxes” in our statement of operations amounted to $0.1 million, $0.2 million and $0.1 million for the years ended December 31, 2020, 2019 and 2018 respectively.
Deferred taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.

(in thousands of $)	2020	2019
At January 1
Deferred tax assets	—	103
Deferred tax liabilities (note 23)	(10,643)	(7,126)
	(10,643)	(7,023)
Recognized in the year
Adjustment in respect of prior year	—	(1,537)
Recognition of deferred tax liability on fixed asset temporary differences	(2,114)	(2,083)
	(2,114)	(3,620)
At December 31
Deferred tax assets	—	—
Deferred tax liabilities (note 23)	(12,757)	(10,643)
	(12,757)	(10,643)

There is no deferred tax asset as of December 31, 2020 and December 31, 2019.

The total deferred tax liability as of December 31, 2020 and 2019, related to the accounting net book value of the Golar Eskimo, operated under time charter in Jordan, being greater than the tax written down value, arising from excess of tax depreciation over accounting depreciation.

There are no potential deferred tax liabilities arising on undistributed earnings within the Partnership. This is because either: (i) no tax would arise on distribution, or (ii) in the case of PTGI, the Partnership intends to utilize surplus earnings to reduce borrowings or reinvest its earnings, as opposed to making any distribution.